Pursuant to Rule 497(c)
                                                  Registration File # 333-17217

EQ Advisors Trust(SM)


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PROSPECTUS DATED MAY 1, 2001
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This Prospectus describes the two (2) Portfolios* offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.




         DOMESTIC PORTFOLIO                       BALANCED/HYBRID PORTFOLIO
       ---------------------                      --------------------------
        EQ/Aggressive Stock                              EQ/Balanced













* All of these Portfolios may not be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

-------------------------------------------------------------------------------

YOU SHOULD BE AWARE THAT THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE INVESTMENT MERIT OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Version 15

Overview


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--------------------------------------------------------------------------------

 EQ ADVISORS TRUST

 This Prospectus tells you about the two (2) current Portfolios of EQ Advisors Trust ("Trust") and the Class IA shares offered by the Trust on behalf of each Portfolio. The Trust is an open-end management investment company. Each Portfolio is a separate series of the Trust with its own investment objective, investment strategies and risks, which are described in this Prospectus. Each of the current Portfolios of the Trust are diversified for purposes of the Investment Company Act of 1940, as amended ("1940 Act").

 The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contract" or collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and Equitable of Colorado, Inc. ("EOC") as well as insurance companies that are not affiliated with Equitable or EOC ("non-affiliated insurance companies") and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

 Equitable currently serves as the Manager of the Trust. In such capacity, subject always to the direction and control of the Trustees of the Trust, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers;
 (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser.

 Information about the Advisers for each Portfolio is contained in the description concerning that Portfolio in the section entitled "About the Investment Portfolios." The Manager recommends Advisers for each Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. Subject to approval by the Board of Trustees, the Manager has been granted relief by the Securities and Exchange Commission ("SEC") ("Multi-Manager Order") that enables the Manager without obtaining shareholder approval to: (i) select new or additional Advisers for each of the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers.

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Table of contents

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 1
--
 SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                              4
--------------------------------------------

 2
--
 ABOUT THE INVESTMENT PORTFOLIOS                8
--------------------------------------------
    DOMESTIC PORTFOLIO                         10
       EQ/Aggressive Stock                     10
    BALANCED/HYBRID PORTFOLIO                  13
       EQ/Balanced                             13

 3
--
 MORE INFORMATION ON PRINCIPAL RISKS           17
--------------------------------------------

 4
--
 MANAGEMENT OF THE TRUST                       22
--------------------------------------------
    The Trust                                  22
    The Manager                                22
    Expense Limitation Agreement               23
    The Advisers                               24
    The Administrator                          24
    The Transfer Agent                         24
    Brokerage Practices                        24
    Brokerage Transactions With Affiliates     25


 5
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 FUND DISTRIBUTION ARRANGEMENTS                26
--------------------------------------------

 6
--
 PURCHASE AND REDEMPTION                       27
--------------------------------------------

 7
--
 HOW ASSETS ARE VALUED                         28
--------------------------------------------

 8
--
 TAX INFORMATION                               29
--------------------------------------------

 9
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 FINANCIAL HIGHLIGHTS                          30
--------------------------------------------

1
Summary information concerning
EQ Advisors Trust


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The following chart highlights the two (2) Portfolios described in this
Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC. The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks", which more fully describes each of the principal risks, is provided beginning on page 17.


--------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC PORTFOLIO
--------------------------------------------------------------------------------
 PORTFOLIO                INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK     Seeks to achieve long-term growth of capital


--------------------------------------------------------------------------------

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
PRINCIPAL INVESTMENT STRATEGIES                                   PRINCIPAL RISKS
Following a transition period of up to one year, equity           General investment, multi-adviser, small-cap and mid-cap
securities of U.S. companies of large market capitalizations      company, growth investing, liquidity, derivatives, and
                                                                  foreign securities risks









                                     ------------------------- EQ Advisors Trust


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EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO        INVESTMENT OBJECTIVE(S)
--------------------------------------------------------------------------------
EQ/BALANCED     Seeks to achieve a high return through both appreciation
                of capital and current income

--------------------------------------------------------------------------------




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
PRINCIPAL INVESTMENT STRATEGIES                             PRINCIPAL RISKS
Debt and equity securities, money market instruments,       General investment, multiple adviser, asset allocation, fixed
foreign securities, derivatives, and securities lending     income, derivatives, leveraging, liquidity, securities lending, portfolio turnover, and foreign securities risks



                                     ------------------------- EQ Advisors Trust

2
About the investment portfolios



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 This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective.

 Please note that:

 o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

 o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


 GENERAL INVESTMENT RISKS

 Each of the Portfolios is subject to the following risks:

 ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

 MARKET RISK: You could lose money over short periods due to fluctuation in a Portfolio's share price in reaction to stock or bond market movements, and over longer periods during extended market downturns.

 SECURITY SELECTION RISK: There is the possibility that the specific securities selected by a Portfolio's Adviser will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.

 THE BENCHMARKS

 The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

 Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

 THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S.
 dollar-denominated bonds issued outside the United States).

 THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 THE RUSSELL 2000(Reg. TM) INDEX ("Russell 2000") is an unmanaged index which tracks the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. It is often used to

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 indicate the performance of smaller company stocks. It is compiled by the
 Frank Russell Company.

 THE RUSSELL 3000(TM) INDEX ("Russell 3000 Index") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is compiled by the Frank Russell Company.

 THE RUSSELL 3000(TM) GROWTH INDEX ("Russell 3000 Growth") is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. It is compiled by the Frank Russell Company.

 THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

 THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P 400 MidCap") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization as of June 30, 2000 of about $1.6 billion), liquidity, and industry group representation. The S&P 400 MidCap returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

 THE VALUE LINE CONVERTIBLE INDEX ("Value Line Convertible") is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

 "Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 50% S&P 500/50% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

 50% S&P 400 MIDCAP INDEX/50% RUSSELL 2000 INDEX is made up of 50% of the
 S&P 400 Index, which is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation; and 50% of the Russell 2000 Index, which is an unmanaged index which tracks the performance of 2,000 publicly-traded U.S. stocks.

 50% S&P 500 INDEX/50% LEHMAN GOV'T/CORP. INDEX is made up of 50% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% of the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

 50% S&P 500 INDEX/50% LEHMAN AGGREGATE BOND INDEX is made up of 50% of the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% of the Lehman Aggregate Bond Index, which is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).


                               ------------------------------- EQ Advisors Trust

DOMESTIC PORTFOLIO


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 EQ/AGGRESSIVE STOCK PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.


 THE INVESTMENT STRATEGY

 The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers. In order to achieve the Portfolio's investment objective, the Portfolio, as a whole, will invest primarily in securities of large cap growth companies, although the Manager has designated that certain discrete portions of the Portfolio are to be invested primarily in the common stocks of companies of small or medium market capitalizations. Certain of the Advisers to the Portfolio may invest their allocated portions of the Portfolio in a relatively small number of intensively researched companies. The Portfolio will place an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Advisers, in current market valuations.

 The Portfolio may also invest in securities of small and mid-cap issuers, companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this Portfolio, emerging growth companies may include those that an Adviser believes are either early in their life cycle but have the potential to become major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

 The Portfolio may also invest up to 25% of its total assets in foreign securities and may also make use of various other investment strategies, (e.g., investments in debt securities, making secured loans of its portfolio securities). The Portfolio may also use derivatives, including: writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

 When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.


 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 17.

    o Multiple-Adviser Risk
    o Growth Investing Risk
    o Small-Cap and Mid-Cap Company Risk
    o Liquidity Risk
    o Derivatives Risk
    o Foreign Securities Risk


     PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly



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 changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index; (ii) the returns of a "blended" index of two broad-based indices; and (iii) the returns of an index of funds with similar investment objectives. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by Alliance using the same investment objective for the Portfolio and an investment strategy of investing in small-mid cap companies. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]


1991      86.9%
1992      -3.2%
1993      16.8%
1994      -3.8%
1995      31.6%
1996      22.2%
1997      10.9%
1998       0.3%
1999      18.84%
2000     -13.13%


 Best quarter (% and time period)    Worst quarter (% and time period)
 40.10% (1991 1st Quarter)           (27.19)% (1998 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS
                                     ONE YEAR       FIVE YEARS     TEN YEARS
 EQ/Aggressive Stock Portfolio
   - Class IA Shares                 (13.13)%          7.02%         14.14%
 Russell 3000 Growth
   Index*, **                        (22.42)%         17.08%         16.85%
 50% S&P 400 MidCap
   Index/50% Russell
   2000*                               7.31%          15.45%         17.79%
 S&P 400 MidCap Index*                17.50%          20.41%         19.86%

 *    For more information on this index, see the preceding section "The
      Benchmarks."

 ** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Marsico Capital Management, LLC, MFS Investment Management and Provident Investment Counsel, Inc. have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional Advisers may be added in the future.

 The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager


                                   --------------------------- EQ Advisors Trust

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 intends, on a periodic basis, to review the asset allocation in the Portfolio.
 The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Until May 1, 2000, Alliance was the exclusive Adviser to the Portfolio and its predecessor (registered investment company) since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

    WALTON D. PEARSON and JOSHUA B. LISSER have been managing the Alliance portion of the Porfolio March 2001. Mr. Pearson is a Senior Vice President and Portfolio Manager and has been with Alliance since 1993.
    Mr. Lisser is a Senior Vice President and Portfolio Manager and has been with Alliance since 1992.

 MARSICO CAPITAL MANAGEMENT, LLC ("Marsico"), 1200 17th Street, Suite 1200, Denver, Colorado 80202. Marisco was added as of February 1, 2001. Marsico is a wholly-owned subsidiary of Bank of America Corporation. Marsico was formed in 1997 and provides investment advisory services to mutual funds and partnerships as well as separately managed accounts for individuals, corporations, charities and retirement plans.

    THOMAS F. MARSICO is primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Marsico. Mr. Marsico has 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (inception date) through August 11, 1997.

 MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS was added as an Adviser to the Portfolio as of May 1, 2000. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

    The Portfolio Managers for the portion of assets allocated to MFS are TONI
    Y. SHIMURA, a Senior Vice President of MFS, who has been employed by MFS as a portfolio manager since 1995; and JOHN W. BALLEN, Chief Investment Officer and President of MFS, who provides general oversight in the management of the MFS Portfolio.

 PROVIDENT INVESTMENT COUNSEL, INC. ("Provident"), 300 North Lake Avenue, Pasadena, California 91101. Provident was added as an Adviser to the Portfolio as of February 1, 2001. Provident manages domestic investment portfolios for corporate, government, mutual funds and individual clients. Provident is a wholly owned subsidiary of Old Mutual, PLC, a United Kingdom based financial services group with substantial asset management, insurance and banking businesses.

    A team of investment professionals of Provident will be primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Provident.

BALANCED/HYBRID PORTFOLIO



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 EQ/BALANCED PORTFOLIO

 INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

 THE INVESTMENT STRATEGY

 The Portfolio employs multiple Advisers, each of whom are responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers.

 The Portfolio invests varying portions of its assets primarily in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

 The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and a high level of current income through investments primarily in high-quality U.S. dollar denominated money market instruments.

 The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. The Portfolio may also invest up to 20% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

 The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings are expected to average approximately 50% in fixed income securities and approximately 50% in equity securities. Asset mixes will periodically be rebalanced by the Manager to maintain the expected asset mix.

 The Portfolio may also invest up to 20% of its total assets in foreign securities (which may include American depositary receipts and other depositary arrangements) and may also make use of various other investment strategies, including using up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

 The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if an Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

 THE PRINCIPAL RISKS

 This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general


                                   --------------------------- EQ Advisors Trust

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 market conditions. Performance also may be affected by one or more of the following risks, which are described in detail on page 17.

      o Multiple-Adviser Risk

      o Asset Allocation Risk

      o Derivatives Risk

      o Foreign Securities Risk

      o Liquidity Risk

      o Fixed Income Risk

          Interest Rate Risk

          Investment Grade Securities Risk

      o Leveraging Risk

      o Portfolio Turnover Risk

      o Securities Lending Risk

 PORTFOLIO PERFORMANCE

 The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to: (i) the returns of a broad-based index and (ii) the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.

 The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance/Balanced Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the predecessor registered investment company (HRT/EQ/Balanced Portfolio) whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the period October 19, 1999 through the year ended December 31, 2000) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor registered investment company have been linked.

 Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


CALENDAR YEAR ANNUAL TOTAL RETURN

[GRAPHIC OMITTED]

1991     41.3%
1992     -2.8%
1993     12.3%
1994     -8.0%
1995     19.8%
1996     11.7%
1997     15.1%
1998     18.1%
1999    17.79%
2000    -1.32%


 Best quarter (% and time period)    Worst quarter (% and time period)
 15.13% (1991 4th Quarter)           (6.58)% (1998 3rd Quarter)


AVERAGE ANNUAL TOTAL RETURNS
                          ONE YEAR      FIVE YEARS     TEN YEARS
 EQ/Balanced Portfolio
   - Class IA Shares       (1.32)%         12.02%         11.59%
 50% S&P 500/50% Lehman
   Aggregate*,**            1.27%          12.40%         12.70%
 50% S&P 500 Index/50%
   Lehman Gov't/Corp.*      1.17%          12.48%         12.87%
 S&P 500 Index*            (9.10)%         18.33%         17.44%

*    For more information on this index, see the preceding section "The
     Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


 WHO MANAGES THE PORTFOLIO

 In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers

----------
  15
--------------------------------------------------------------------------------

 for the Portfolio and may allocate and re-allocate the Portfolio's assets among Advisers. Currently, Alliance Capital Management, L.P., Capital Guardian Trust Company, Prudential Investments Fund Management LLC and Jennison Associates, LLC have been selected by the Manager to serve as Advisers for this Portfolio. It is anticipated that additional advisers may be added in the future.

 The Manager initially allocated the assets of the Portfolio and will allocate all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager intends, on a periodic basis, to review the asset allocation in the Portfolio. The Manager does not intend, but reserves the right, subject to the oversight of the Board, to reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

 ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

 The portfolio managers responsible for that portion of the Portfolio's total assets allocated to Alliance are as follows:

    TYLER J. SMITH and ALISON MARTIER, are the persons responsible for the day-to-day management of the Alliance portion of the Portfolio. Mr. Smith is a Senior Vice President of Alliance and has been associated with Alliance since 1970. Ms. Martier is a Senior Vice President of Alliance and has been associated with Alliance since prior to 1995.

 CAPITAL GUARDIAN TRUST COMPANY. ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071 Capital Guardian was added as an Adviser to the Portfolio as of May 1, 2000. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

 Capital Guardian uses a multiple portfolio manager system under which assets of the Portfolio for which Capital Guardian serves as Adviser are divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio's total assets allocated to Capital Guardian as Adviser is managed by a group of investment research analysts.

 The individual portfolio managers of each segment of the Portfolio's total assets allocated to Capital Guardian, other than that managed by the group of research analysts, are as follows:

    MICHAEL R. ERICKSON. Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

    DAVID I. FISHER. David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

    THEODORE R. SAMUELS. Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

    EUGENE P. STEIN. Eugene Stein is Executive Vice President, a Director, a portfolio manager, and Chairman of the Investment Committee for Capital Guardian. He joined the Capital Guardian organization in 1972.


                                 ----------------------------- EQ Advisors Trust

----------
   16
--------------------------------------------------------------------------------

    TERRY BERKEMEIER. Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

    ALAN J. WILSON. Alan J. Wilson is a Vice President of Capital International Research, Inc., a portfolio manager for Capital Guardian and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

    KAREN MILLER. Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. and is a portfolio manager of U.S. equity, U.S. value equity and U.S. smaller capitalization portfolios. She joined the Capital Guardian organization in 1990.

 PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC ("PIFM"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM and its predecessors have served as manager or administrator to investment companies since 1987.

 JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017 was added as an Adviser to the Portfolio as of May 1, 2000. PIFM supervises Jennison. Jennison has served as an investment adviser to investment companies since 1990.

 The individual portfolio managers for that portion of the Portfolio's total assets allocated to PIFM and Jennison are as follows:

    MICHAEL A. DEBALSO. Michael A. DeBalso is a Director, Executive Vice President, Director of Equity Research and Equity Portfolio Manager of Jennison. Mr. DeBalso joined Jennison in 1972.

    KATHLEEN A. MCCARRAGHER. Ms. McCarragher is a Director, Executive Vice President, Domestic Growth Equity Investment Strategist and Equity Portfolio Manager of Jennison. Ms. McCarragher joined Jennison in 1998. From 1992-1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer. PIFM and Jennison are wholly-owned subsidiaries of The Prudential Insurance Company of America.

3
More information on principal risks


----------------
  17
--------------------------------------------------------------------------------

 Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

 There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

 GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

 ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 MARKET RISK: Each Portfolio's share price moves up and down over the short term in reaction to stock or bond market movements. This means that you could lose money over short periods, and perhaps over longer periods during extended market downturns.

 SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

 As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

 ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value between the Manager's periodic rebalancing.

 CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

 DERIVATIVES RISK: Derivatives are financial contracts whose value depends on, or is derived from the value of an underlying asset, reference rate or index. Derivatives include stock options, securities index options, currency options, forward currency exchange contracts, futures contracts, swaps and options on futures contracts. Certain Portfolios can use derivatives involving the U.S. Government and foreign government securities and currencies. Investments in derivatives can significantly increase your exposure to market risk, or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation

----------
   18
--------------------------------------------------------------------------------

 and the risk that changes in value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

 FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

     ASSET-BACKED SECURITIES RISK: The Portfolio's investments in asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield.

     CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.


     Credit risk is particularly significant for certain Portfolios that may invest a material portion of their assets in "JUNK BONDS" or lower-rated securities (i.e., rated BB or lower by S&P or an equivalent rating by any other nationally recognized securities ratings organizations ("NRSRO") or unrated securities of similar quality). These debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks. Portfolios may also be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers or in debt securities not current in the payment of interest or principal, or in default.

     INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

     MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as

----------
  19
--------------------------------------------------------------------------------

     adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

     INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

     JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

 FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

     CURRENCY RISK: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.


                              -------------------------------- EQ Advisors Trust

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   20
--------------------------------------------------------------------------------

     GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

     POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

     REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

 GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

 LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

 LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

 MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock and EQ/Balanced Portfolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs

----------
  21
--------------------------------------------------------------------------------

 the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

 PORTFOLIO TURNOVER RISK: Consistent with their investment policies, the Portfolios also will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause a Portfolio to incur additional transaction costs that could be passed through to shareholders.

 SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

 SMALL-CAP OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

 The Trust's Portfolios are not insured by the FDIC or any other government agency. Each Portfolio is not a deposit or other obligation of any financial institution or bank and is not guaranteed. Each Portfolio is subject to investment risks and possible loss of principal invested.


                              -----------------------------    EQ Advisors Trust

4
Management of the Trust

----------------
      22
--------------------------------------------------------------------------------

 This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."


 THE TRUST

 The Trust is organized as a Delaware business trust and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.


 THE MANAGER

 The Equitable Life Assurance Society of the United States ("Equitable"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. EQ Financial Consultants, Inc. ("EQFC") previously served as the Manager of the Trust, until September 17, 1999 when the Trust's Investment Management Agreement was transferred to Equitable. Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly-owned subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, a French insurance holding company.

 Subject to the supervision and direction of the Board of Trustees, the Manager has overall responsibility for the general management of the Trust. In the exercise of that responsibility, and under the Multi-Manager Order, the Manager, without obtaining shareholder approval but subject to the review and approval by the Board of Trustees, may: (i) select new or additional Advisers for the Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers. The Manager also monitors each Adviser's investment program and results, reviews brokerage matters, and carries out the directives of the Board of Trustees. The Manager also supervises the provision of services by third parties such as the Trust's custodian.

 The contractual management fee rates payable by the Trust are at the following annual percentages of the value of each Portfolio's average daily net assets:

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  23
--------------------------------------------------------------------------------

CONTRACTUAL FEE UNDER MANAGEMENT AGREEMENT
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                              FIRST          NEXT           NEXT           NEXT
 EQUITY PORTFOLIOS       $1 BILLION     $1 BILLION     $3 BILLION     $5 BILLION     THEREAFTER
---------------------   ------------   ------------   ------------   ------------   -----------
EQ/Aggressive Stock         0.650%         0.600%         0.575%         0.550%         0.525%
EQ/Balanced                 0.600%         0.550%         0.525%         0.500%         0.475%

 The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager (or the predecessor Manager for certain of the Portfolios) received in 2000 for managing each of the Portfolios and the rate of the management fees waived by the Manager (or the predecessor Manager for certain of the Portfolios) in 2000 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

 MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2000


                         ANNUAL        RATE OF
                          RATE          FEES
 PORTFOLIOS             RECEIVED       WAIVED
 EQ/Aggressive Stock     0.58%         0.00%
 EQ/Balanced             0.52%         0.00%

 EXPENSE LIMITATION AGREEMENT

 In the interest of limiting until April 30, 2002 the expenses of the EQ/Balanced Portfolio the Manager has entered into an amended and restated expense limitation agreement with the Trust with respect to the Portfolio ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:


 EXPENSE LIMITATION PROVISIONS


                   TOTAL EXPENSES
                  LIMITED TO (% OF
 PORTFOLIO        DAILY NET ASSETS)
---------------------------------------
 EQ/Balanced             0.65%

 The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million;
 (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

 The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio in accordance with the Expense Limitation Agreement during any of the previous five (5) fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such


                                ------------------------------ EQ Advisors Trust

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   24
--------------------------------------------------------------------------------

 investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.


 THE ADVISERS

 Each Portfolio has one or more Advisers that furnish an investment program for the Portfolio (or portion thereof for which the entity serves as Adviser) pursuant to an investment advisory agreement with the Manager. Each Adviser makes investment decisions on behalf of the Portfolio (or portion thereof for which the entity serves as Adviser), places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser or the Manager and may perform certain limited related administrative functions in connection therewith.

 The Manager has received an exemptive order, the Multi-Manager Order, from the SEC that permits the Manager, subject to board approval and without obtaining the approval of the relevant Portfolios shareholders to: (a) employ a new Adviser or additional Advisers for any Portfolio; (b) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (c) terminate and replace the Advisers. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser"), such as Alliance, unless the investment advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in an information statement under Schedule 14C of the Securities Exchange Act of 1934, as amended ("1934 Act").

 The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. From time to time, the advisory fee may be changed without shareholder approval. No Portfolio is responsible for the fees paid to each of the Advisers.


 THE ADMINISTRATOR

 Pursuant to an agreement, Equitable currently serves as the Administrator to the Trust. As Administrator, Equitable provides the Trust with necessary administrative, fund accounting and compliance services, and makes available the office space, equipment, personnel and facilities required to provide such services to the Trust.

 Equitable may carry out its responsibilities either directly or through sub-contracting with third party service providers. For these services, the Trust pays Equitable $30,000 for each Portfolio, and a monthly fee at the annual rate of 0.04 of 1% of the first $3 billion of total Trust average daily net assets, 0.03 of 1% of the next $3 billion; 0.025 of 1% of the next $4 billion; and 0.0225% of 1% of the total Trust average daily net assets in excess of $10 billion.


 THE TRANSFER AGENT

 Equitable serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


 BROKERAGE PRACTICES

 In selecting brokers and dealers in accordance with Section 28(e) of the 1934 Act, the Manager and each Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner

----------
  25
--------------------------------------------------------------------------------

 that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) allocate brokerage to broker dealers in recognition of their past sales of shares of the Trust .


 BROKERAGE TRANSACTIONS WITH AFFILIATES

 To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Advisers unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered this issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one Portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part. The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.


                                  ---------------------------- EQ Advisors Trust

5
Fund distribution arrangements

----------------
      26
--------------------------------------------------------------------------------

 The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IA shares of the Trust as well as the Class IB shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered as broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

 It is anticipated that by June 30, 2001, Equitable Distributors, LLC ("EDI LLC") will become successor by merger to all of the functions, rights and obligations of EDI, including the role of distributor of the Trust. Like EDI, EDI LLC is owned by Equitable Holdings, LLC. Accordingly, once the successor by merger is complete, all references to the principal underwriter in each prospectus should be replaced with EDI LLC.

 The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

6
Purchase and redemption



----------------
  27
--------------------------------------------------------------------------------

 The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.


 Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

 Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

 All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

 The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

 You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Trust's Portfolios. These kinds of strategies and transfer activities are disruptive to the Trust's Portfolios. If we determine that your transfer patterns among the Trust's Portfolio's are disruptive to the Trust's Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

 We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

7
How assets are valued



----------------
      28
--------------------------------------------------------------------------------

 Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

 o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Portfolios' foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

 o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

 The Trust may also fair value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a Portfolio's net asset value fairly reflects securities values as of the time of pricing.

8
Tax information

----------------
  29
--------------------------------------------------------------------------------

 Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

 It is important for each Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator, and Manager therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

9
Financial Highlights



-------
   30
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares since May 1, 1997. With respect to the Portfolios, the financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2000 appears in the Trust's Annual Report. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


EQ/AGGRESSIVE STOCK PORTFOLIO(d)(e):



                                                                                  CLASS IA
                                                -----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------------
                                                       2000            1999           1998           1997           1996
                                                ----------------- -------------- -------------- -------------- --------------
Net asset value, beginning of period ..........    $   38.01        $   34.15      $   36.22      $  35.85      $   35.68
                                                   ---------        ---------      ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) .................         0.12             0.12           0.09          0.04           0.09
 Net realized and unrealized gain (loss) on
  investments .................................        (5.00)            6.22          (0.28)         3.71           7.52
                                                   ---------        ---------      ----------     ---------      ---------
 Total from investment operations .............        (4.88)            6.34          (0.19)         3.75           7.61
                                                   ---------        ---------      ----------     ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........        (0.13)           (0.12)         (0.16)        (0.05)         (0.09)
 Dividends in excess of net investment
  income ......................................            -                -              -             -              -
 Distributions from realized gains ............        (2.39)           (2.36)         (1.72)        (3.33)         (7.33)
 Distributions in excess of realized gains ....            -                -              -             -          (0.02)
                                                   ---------        ----------     ----------     ----------     ----------
 Total dividends and distributions ............        (2.52)           (2.48)         (1.88)        (3.38)         (7.44)
                                                   ---------        ----------     ----------     ----------     ----------
Net asset value, end of period ................    $   30.61        $   38.01      $   34.15      $  36.22      $   35.85
                                                   =========        ==========     ==========     ==========     ==========
Total return ..................................       (13.13)%          18.84%          0.29%        10.94%         22.20%
                                                   =========        ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............   $3,285,884       $4,368,877     $4,346,907    $4,589,771     $3,865,256
Ratio of expenses to average net assets .......         0.65%(c)         0.56%          0.56%         0.54%          0.48%
Ratio of net investment income (loss) to
  average net assets ..........................         0.35%(c)         0.33%          0.24%         0.11%          0.24%
Portfolio turnover rate .......................          151%              87%           105%          123%           108%



                                                                                 CLASS IB
                                                --------------------------------------------------------------------------
                                                                                                            OCTOBER 2,
                                                                YEAR ENDED DECEMBER 31,                      1996* TO
                                                -------------------------------------------------------    DECEMBER 31,
                                                       2000           1999         1998         1997           1996
                                                ----------------- ------------ ------------ ----------- ------------------
Net asset value, beginning of period ..........    $    37.83       $ 34.01      $ 36.13      $ 35.83      $   37.28
                                                   ----------       -------      -------      -------      ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income (loss) .................          0.06          0.03         0.01       (0.11)         ( 0.01)
 Net realized and unrealized gain (loss) on
  investments .................................         (4.99)         6.20        (0.29)       3.77            0.85
                                                   ----------       -------      --------     -------      ----------
 Total from investment operations .............         (4.93)         6.23        (0.28)       3.66            0.84
                                                   ----------       -------      --------     -------      ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income .........         (0.05)        (0.05)       (0.12)      (0.03)              -
 Dividends in excess of net investment
  income ......................................             -             -            -           -           (0.02)
 Distributions from realized gains ............         (2.39)        (2.36)       (1.72)      (3.33)          (0.23)
 Distributions in excess of realized gains ....             -             -            -           -           (2.04)
                                                   ----------       --------     --------     -------      ----------
 Total dividends and distributions ............         (2.44)        (2.41)       (1.84)      (3.36)          (2.29)
                                                   ----------       --------     --------     -------      ----------
Net asset value, end of period ................    $    30.46       $ 37.83      $ 34.01      $36.13        $  35.83
                                                   ==========       ========     ========     =======      ==========
Total return ..................................        (13.35)%       18.55%        0.05%      10.66%           2.32%(b)
                                                   ==========       ========     ========     =======      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............    $  267,858      $233,265     $153,782     $73,486        $    613
Ratio of expenses to average net assets .......          0.90%(c)      0.81%        0.82%       0.81%           0.73%(a)
Ratio of net investment income (loss) to
  average net assets ..........................          0.10%(c)      0.07%        0.02%      (0.28)%         (0.10)%(a)
Portfolio turnover rate .......................           151%           87%         105%        123%            108%

-----
 31
--------------------------------------------------------------------------------

EQ/BALANCED PORTFOLIO(d)(e):




                                                                     CLASS IA
                                    ---------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------------
                                          2000           1999           1998           1997           1996
                                    --------------- -------------- -------------- -------------- --------------
Net asset value, beginning of
  period ..........................    $   19.18      $   18.51      $   17.58      $   16.64      $   16.76
                                       ---------      ---------      ---------      ---------      ---------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........         0.60           0.52           0.56           0.58           0.53
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................        (0.92)          2.69           2.54           1.86           1.31
                                       ---------      ---------      ---------      ---------      ---------
  Total from investment
   operations .....................        (0.32)          3.21           3.10           2.44           1.84
                                       ---------      ---------      ---------      ---------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............        (0.62)         (0.56)         (0.50)         (0.59)          (.53)
  Distributions from realized
   gains ..........................        (3.04)         (1.98)         (1.67)         (0.91)         (1.40)
  Distributions in excess of
   realized gains .................            -              -              -             -           (0.03)
                                       ---------      ----------     ----------     ----------     ----------
  Total dividends and
   distributions ..................        (3.66)         (2.54)         (2.17)         (1.50)         (1.96)
                                       ---------      ----------     ----------     ----------     ----------
Net asset value, end of period         $   15.20      $   19.18      $   18.51      $   17.58      $   16.64
                                       =========      ==========     ==========     ==========     ==========
Total return ......................        (1.32)%        17.79%         18.11%         15.06%         11.68%
                                       =========      ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
  (000's) .........................   $1,914,143     $2,126,313     $1,936,429     $1,724,089     $1,637,856
Ratio of expenses to average
  net assets ......................         0.59%          0.44%          0.45%          0.45%          0.41%
Ratio of net investment
  income to average net
  assets ..........................         3.17%          2.68%          3.00%          3.30%          3.15%
Portfolio turnover rate ...........          183%           107%            95%           146%           177%



                                                      CLASS IB
                                    ---------------------------------------------
                                           YEAR ENDED            JULY 8, 1998*
                                          DECEMBER 31,                 TO
                                    -------------------------     DECEMBER 31,
                                        2000         1999             1998
                                    ------------ ------------ -------------------
Net asset value, beginning of
  period ..........................  $   19.15    $  18.51         $  19.48
                                     ---------    --------         --------
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income ...........       0.55        0.47             0.24
  Net realized and unrealized
   gain on investments and
   foreign currency
   transactions ...................      (0.93)       2.69             0.66
                                     ---------    --------         --------
  Total from investment
   operations .....................      (0.38)       3.16             0.90
                                     ---------    --------         --------
  LESS DISTRIBUTIONS:
  Dividends from net
   investment income ..............      (0.59)      (0.54)           (0.20)
  Distributions from realized
   gains ..........................      (3.04)      (1.98)           (1.67)
  Distributions in excess of
   realized gains .................          -           -             -
                                     ---------    ---------        --------
  Total dividends and
   distributions ..................      (3.63)      (2.52)           (1.87)
                                     ---------    ---------        --------
Net asset value, end of period       $   15.14    $  19.15         $  18.51
                                     =========    =========        ========
Total return ......................      (1.58)%      17.50%           4.92 %(b)
                                     =========    =========        ========
RATIOS/SUPPLEMENT DATA:
Net assets, end of period
  (000's) .........................    $41,282      $10,701             $10
Ratio of expenses to average
  net assets ......................       0.84%        0.69%           0.70% (a)
Ratio of net investment
  income to average net
  assets ..........................       2.92%        2.43%           2.65% (a)
Portfolio turnover rate ...........        183%         107%             95%

----------

*    Commencement of Operations.
(a)  Annualized.
(b)  Total return is not annualized.
(c) Reflects overall fund ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) Net investment income and capital changes per share are based on monthly average shares outstanding.


                                     ------------------------- EQ Advisors Trust

----------------

--------------------------------------------------------------------------------

 If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:


 ANNUAL AND SEMI-ANNUAL REPORTS

 The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.


 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 The SAI, dated May 1, 2001, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

 You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

 Investment Company Act File Number: 811-07953